BNC BANCORP

KBW Investor Conference
August 2-3, 2011

Franchise Overview:

- **7th largest Bank Headquartered in North Carolina**
  - $2.15 billion in total assets at June 30, 2011
  - History of strong core earnings and cash dividends
  - Profitable every year since 1994
- **24 Offices in High Growth Markets in the Carolinas**
  - Key NC markets along 4 major interstate corridors and adjacent MSAs
  - NC Franchise in Central Part of State- No Coastal or Mountain Presence
  - Recent expansion into coastal South Carolina- 6 Offices
  - (FDIC-assisted acquisition of Beach First National Bank)
- **Strong asset quality**
  - NPAs/Assets (non-covered) of 3.05% at June 30, 2011
  - Seasoned Credit Team

Investment Thesis for BNCN:

- **Strong Demographics in Current and Target Footprint**
- **Strength is Recruiting, Supporting, and Retaining Seasoned Talent**
- **Proven success in creating franchise value through both Organic Growth and Acquisition execution.**
- **Management has track record of proactively adapting to challenges and opportunities in our industry**
- **Experienced Board of Directors, with representatives having led Banks up to $1 Trillion in size**
- **Managed through difficult credit cycle without diluting share count.**
  - **Normalized EPS has increased through this cycle**
  - **Healthy regulatory capital ratios**
  - **Low risk-weighted balance sheet**
- **Investment in new markets and infrastructure over the past two years has created an engine for top line growth**

BNC BANCORP

Franchise Overview


Bank of North Carolina Offices
BNC Bank Offices
NORTH CAROLINA
SOUTH CAROLINA

Stock Profile – BNCN (NASDAQ)

Share Price (7/20/2011)	$6.94
52 Week Range	$6.45 - $10.99
Tangible Book Value (2Q11)	$9.05
Core TBV without MTM (2Q11)	$9.38
Market Capitalization (Fully Diluted)	$75.5 million
Common outstanding	9,075,395
Convertible preferred shares	1,804,566
Average Daily Volume	5,000
Price to Tangible Book	0.77x
Price to Core TBV	0.74x

ANALYST COVEREAGE: Kevin Fitzsimmons, Sandler O'Neill + Partners, L.P.
Christopher Marinac, FIG Partners LLC

BNC BANCORP

Franchise Growth
Historical and Drivers for the Future

Consistent Record of Growth

($ in millions)

	1995+ CAGR	5 YR CAGR	3 YR CAGR
Loans	26.50%	24.70%	17.40%
Deposits	27.10%	30.20%	28.80%
Assets	26.40%	29.30%	23.90%



$2,250
$2,000
$1,750
$1,500
$1,250
$1,000
$750
$500
$250
$-
$102
$134
$154
$181
$210
$306
$372
$497
$595
$952
$1,130
$1,573
$1,634
$2,150
1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010
Loans
Deposits
Assets

BNC BANCORP

Growth Highlights

Second Quarter 2011 Y/Y Results 2011

Non-covered loans
- Increased $121 million, or 10.8%

Non-covered loans, excluding construction, A&D, land
- Increased $129 million, or 14.1%

Organic Denovo Success in past 18 months
- Concord, Raleigh, and Charlotte
- Total loans of $206 million; Total deposits of $145 million

Management Highlights

- Successful Acquisition and Integration of Beach First National – FDIC Assisted Transaction
- Successful Non-Contingent Capital Raise of $35 Million at 100%+ of TBV
- Built Loss-Share and Special Assets Platform that is scalable to handle additional opportunities
- Hired 3 Regional Presidents and established 3 Regional Credit Support Hubs staffed by chief credit officer quality talent.
- Built robust and scalable mortgage platform with seasoned leadership and seasoned origination staff with strong purchase business model
- Built SBA lending platform with seasoned origination and underwriting teams.


Bill Connolly
Tommy Bouchette
Reid Marks

Regional Presidents

BNC BANCORP

Strategic Rationale: Beach First Transaction

- Expands Bank of North Carolina's presence into attractive South Carolina markets
- Strong historical and forecasted population growth
- Beach First founded in 1996; seasoned ***retail customer base***
- Voted "Best Community Bank" in Myrtle Beach multiple times
- #1 deposit market share in Myrtle Beach as of 2009
- Quality employees
- Immediately accretive to EPS and tangible book value per share
- ***Improved core deposit mix***
- ***Opportunity to grow core deposit franchise***
- Loss-share agreement protects Bank of North Carolina on acquired loans

BNC BANCORP

Beach First Integration

- Hired South Carolina market president with strong credit background in the Myrtle Beach market.
    - Served as Head of Special Assets at previous bank and understood loss share process.
- Hired loss-share reporting and integration specialist, previously with DD&F Consulting.
- Scalable Special Assets and Loss-Share infrastructure.
- Strategically allowed non-relationship CD portfolio due to decline due to high rates being paid by troubled institutions in the market.
    - Core transaction accounts have experienced meaningful increases.
- Second consecutive healthy summer tourist season.
- Real estate sales are increasing and values are stabilizing in all areas except raw land and lots.
- Wealth and mortgage platforms expanded to SC.

Loan Statistics

Total Loan Growth
(in thousands)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Total loans	$ 1,528,547	$ 1,528,727	$ 1,508,180	$ 1,475,735	$ 1,469,175
Loans covered by loss share, at fair value	283,685	301,436	309,342	330,761	345,372
Loans not covered by loss share	$ 1,244,862	$ 1,227,291	$ 1,198,838	$ 1,144,974	$ 1,123,803
Loan growth (quarter/quarter):					
Total loans	0.0%	1.4%	2.2%	0.4%	35.0%
Loans not covered by loss share	1.4%	2.4%	4.7%	1.9%	3.2%
Annual growth of non-covered loans	10.8%				

BNC BANCORP

Loan Segment Detail

Non-Covered Portfolio

(in millions)

Commercial real estate	$ 605.8
Multi-Family	34.4
Churches	28.2
Retail-Owner Occupied	136.6
Retail-Investment	288.5
Industrial-Owner Occupied	59.6
Industrial-Investment	58.5

Commercial construction	$ 171.7
Commercial CRE	54.4
Development	22.0
Residential Lots	36.0
Commercial Lots	13.5
Land- development	26.6
Land- investment	19.2

Residential construction	$ 24.9
Presold	12.2
Investment	12.7

Residential mortgage	$ 308.9
HELOC	82.9
Residential-Owner Occupied	109.2
Residential-Investment	116.8

BNC BANCORP

Non-Owner Occupied CRE Portfolio

Diversified, Low Concentrations… No Sector > 5% of Total Covered Loans



Automotive Repair & Care
New & Used Car Dealers
Child Day Care Services
Amusement / Recreation / Entertainment
RE - Other
Hotels and Motels - Independent
Manufacturing and Industrial
Income Producing Land (MH Park, Parking Lot, Ground Lease)
Office Multi-use (> 25% office space)
Hotels and Motels - National Chain
Restaurants
Retail Single-Use
Retail Centers - Anchored
Miniwarehouses and Self-Storage Units
Office / Warehouse (< 25% office space)
Office - Medical
Retail Centers - Unanchored
Office - Professional & Management
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000

BNC BANCORP

Core Deposit Initiatives

Retail Banking

- Creating consistency in delivery, service, products & sales
- Creating greater levels of accountability and rewards for performance

BNC Business Services

- Suite of products and services rivaling Regional and National Banks
  - Offering Lock-box, Cash Management, Remote Deposit Capture, Merchant Svcs
  - Offering Iron Key Protected Access- Highest Level of Security for Online Access
  - Beach First franchise provided a strong merchant program and seasoned leadership

Private Banking

- Private bankers in Greensboro, Charlotte, and Lake Norman
  - Total Core Transaction Deposits: $56 million
  - Total Loans: $20 million
- Year to Date 2011 Production
  - Core Transaction Deposits: $19 million
  - Total Loans: $5 million
  - Total Fee income: $281,000

BNC BANCORP

Earnings Power

Historical and Drivers for the Future

BNC BANCORP

CORE EARNINGS POWER

		ACTUAL							
		2003	2004	2005	2006	2007	2008	2009	2010
Income Before Taxes		$ 4,775	$ 5,315	$ 6,207	$ 8,786	$ 10,496	$ 4,401	$ 6,252	$ 7,522
FTE Adjustment		484	724	996	1,199	1,375	1,778	4,500	5,338
Income Before Taxes, FTE		**5,259**	**6,039**	**7,203**	**9,985**	**11,871**	**6,179**	**10,752**	**12,860**
Less:	One Time securities/acquisition gains	-	-	-	-	-	223	3,610	19,796
Add:	Provision	520	1,190	2,515	2,655	3,090	7,075	15,750	26,382
	OREO Writedowns	-	-	-	-	-	722	218	5,383
	NPA Expense, excludes value adjusts	-	-	-	-	306	586	1,302	3,012
	Lost income from NPA's	-	-	-	-	-	318	1,643	3,493
	Pre Tax Pre Credit Earnings (FTE)	**$ 5,779**	**$ 7,229**	**$ 9,718**	**$ 12,640**	**$ 15,267**	**$ 14,656**	**$ 26,054**	**$ 31,334**

BNC BANCORP

Core Earnings Power

Pre-Tax Pre-Provision Operating Earnings
(in millions)


1997+ CAGR 22.2%
5 YR CAGR 20.4%
3 YR CAGR 18.0%
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$-
$1.9
$2.3
$2.9
$3.7
$4.8
$5.8
$7.2
$9.7
$12.6
$15.3
$14.7
$26.1
$31.3
$33.8
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
YTD 2011

PTPP Operating Earnings: Pre-tax income (FTE) + OREO Valuation Adjustments + Provision for loan losses + collection and management costs of npa's + lost income on npa's - One-time gains in securities and acquisitions.

*YTD 2011 PTPP Operating Earnings Annualized

BNC BANCORP

Consistent History of Profitability

Profitable Every Year Since 1994

(in millions)


$8.0
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$-
$0.9
$1.3
$1.6
$1.9
$2.6
$3.4
$3.8
$4.5
$6.2
$7.4
$4.0
$6.5
$7.7
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010

BNC BANCORP

Net Interest Margin Trends

Tax Equivalent Basis

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Earning Asset Yield	5.55%	5.66%	5.60%	5.57%	5.59%
Cost of Int. Bearing Liab	1.73%	1.81%	1.93%	1.83%	1.99%
Net Interest Spread	3.82%	3.85%	3.67%	3.74%	3.60%
Net Interest Margin	3.84%	3.87%	3.71%	3.76%	3.62%
Qtr to Qtr Change	-0.03%	0.16%	-0.05%	0.14%	0.15%
YTD Change	0.22%	0.40%			

Increase in cost of deposits in Q4 due to timing between repricing $120 million of above market CD's and the end of the accretion of the day one mark against these liabilities. Accretion ended on September 30 and the repricing was executed on November 15th.

BNC BANCORP

Deposit Funding with a Purpose

($'s in millions)

Wholesale CD portfolio	$	390	2.35%
Leverage transaction funding	$	250	2.75%
Core deposit funding, not used for hedging	$	1,211	1.15%
Total Cost of Deposits	**$**	**1,851**	**1.61%**

Wholesale CD's used to for longer term funding to hedge fixed rate loan portfolio

- 82% of wholesale CD's were originated with maturities greater than 15 months
- 65% of wholesale CD's have remaining maturities greater than 12 months
- 47% of wholesale CD's have remaining maturities greater than 24 months

Leverage transaction funding is hedging $250 million of 20% risk-weighted, fixed rate investment securities with an average yield above 5%.

Capital Ratios

(At June 30, 2011)

Capital Ratio	Well Capitalized	Bank of NC	BNC Bancorp
Tier 1 Leverage	5.0%	7.6%	7.5%
Tier 1 Risk-Based	6.0%	11.1%	11.0%
Total Risk-Based	10.0%	12.8%	12.7%
Tangible Common Equivalents			4.65%
Tangible Common Equivalents to RWA			6.96%

TCE includes Aquiline Partners' Convertible Preferred Stock which is structured to be non-voting common equivalents.

$35 Million Capital Raise Timeline

- BNC was approved by FDIC to Bid on Beach First with no new Capital required
- BNC won Beach First transaction
- BNC and Aquiline Partners began active negotiations on a private placement
- Aquiline conducted over 5 weeks of extensive due diligence
- Aquiline invested $27 million in BNC at $10.00 per share
- Additional investors representing $8 million completed $35 million raise
- Aquiline poised to invest additional capital as opportunities warrant

Strategic and Opportunistic Expansion

Strategic and Opportunistic Expansion



1-40 EAST / WEST
1-85 NORTH / SOUTH
1-95 NORTH / SOUTH
NORTH CAROLINA & SOUTH CAROLINA
GROWTH BY COUNTY
HIGH GROWTH MARKET– BNC OFFICES
HIGH GROWTH MARKET
MEDIUM GROWTH MARKET
SLOW GROWTH MARKET
Information based on Market Scoring Analysis by Raymond James & Associates.

BNC BANCORP

Opportunities

- Organic Expansion of Mortgage Operations
  - Lift out team of 40+. Capable of $1 Billion in originations annually.
- FDIC Assisted Transactions – Opportunistic and Strategic Acquirer
  - Carolinas, Georgia and Virginia
- Organic Growth – Strategic Expansion
  - Lift-Out Teams
  - In-Market Talent
  - Noninterest Income –Wealth, SBA Lending
- Whole Bank and Branch Acquisitions- Strategic Acquirer
  - Raleigh to Charlotte and Wilmington in NC
  - Charleston and Columbia in SC

Forward-Looking Statements

This presentation contains forward-looking statements relating to the financial condition, results of operations and business of BNC Bancorp and its subsidiary Bank of North Carolina. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of the management of BNC Bancorp, and the information available to management at the time that this presentation was prepared. Factors that could cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following: (i) general economic or business conditions, either nationally or regionally, may be less favorable than expected, resulting in, among other things, a deterioration in credit quality and/or a reduced demand for credit or other services; (ii) changes in the interest rate environment may reduce net interest margins and/or the volumes and values of loans made or held as well as the value of other financial assets held; (iii) competitive pressures among depository and other financial institutions may increase significantly; (iv) legislative or regulatory changes, including changes in accounting standards, may adversely affect the businesses in which BNC Bancorp is engaged; (v) local, state or federal taxing authorities may take tax positions that are adverse to BNC Bancorp; (vi) adverse changes may occur in the securities markets; (vii) competitors of BNC Bancorp may have greater financial resources and develop products that enable them to compete more successfully than BNC Bancorp; (viii) costs or difficulties related to the integration of Beach First National Bank ("Beach First") may be greater than expected; (ix) expected cost savings associated with our acquisition of Beach First may not be fully realized or realized within the expected time frame; and (x) deposit attrition, customer loss or revenue loss following our acquisition of Beach First may be greater than expected. Additional factors affecting BNC Bancorp and Bank of North Carolina are discussed in BNC Bancorp's filings with the Securities and Exchange Commission (the "SEC"), Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K. Please refer to the Securities and Exchange Commission's website at www.sec.gov where you can review those documents. BNC Bancorp does not undertake a duty to update any forward-looking statements made during this presentation.

APPENDIX INFORMATION

NC & SC Public Banks


Stock Price / Tangible Book Value as of 7/27/11
-- NC & SC Publicly Traded Banks $500MM-$4B --
Price / Tang Book (%)
200%
150%
100%
50%
0%
-50%
137%
134%
114%
106%
97%
90%
81%
78%
78%
77%
77%
74%
69%
67%
66%
64%
60%
58%
56%
56%
52%
48%
47%
45%
43%
43%
31%
30%
28%
28%
26%
24%
22%
8%
Capital Bank Corporation
SCBT Financial Corporation
Palmetto Bancshares, Inc.
HCSB Financial Corporation
CNB Corporation
Uwharrie Capital Corp
Crescent Financial Corporation
First Bancorp
BNC Bancorp
Park Sterling Corporation
Southern First Bancshares, Inc.
Southern BancShares (N.C.), Inc.
NewBridge Bancorp
First Community Corporation
North State Bancorp
Community Capital Corporation
New Century Bancorp, Inc.
ECB Bancorp, Inc.
First South Bancorp, Inc.
Bank of Granite Corporation
Southern Community Financial
High Point Bank Corporation
Yadkin Valley Financial Corporation
Four Oaks Fincorp, Inc.
Community First Bancorporation
Peoples Bancorp of North Carolina, Inc.
First National Bank of Shelby
First Reliance Bancshares, Inc.
Waccamaw Bankshares, Inc.
Carolina Bank Holdings, Inc.
Peoples Bancorporation, Inc.
Bank of the Carolinas Corporation
Tidelands Bancshares, Inc.
1st Financial Services Corporation
FNB United Corp.
Recaps

Concentration in Growth Markets

Market	2010 Population	5-Yr Projected Population Growth (%)	2010 Median Age	2010 Median Household Income	5-Yr Projected Household Income Growth (%)
Charlotte-Gastonia, NC	1,793,478	3.5	36	$ 62,215	2.5
Raleigh-Cary, NC	1,162,358	3.6	35	$ 68,373	2.9
Greensboro-High Point, NC	721,646	1.8	38	$ 51,860	2.5
Myrtle Beach-North Myrtle Beach-Conway, SC	279,428	3.7	41	$ 46,353	2.3

BNC BANCORP

Core Earnings Highlights

Annual 2010 Y/Y Results

Net Income
- Increased 18.2%

Pre-Tax, Pre-Credit operating earnings
- Increased 19.0%

Net interest income
- Increased $14 million, or 30.4%

Net interest margin
- Increased 26 bpts to 3.65%

Second Quarter 2011 Y/Y Results

Diluted EPS: $0.10 per share

Pre-Tax, Pre-Credit operating earnings
- Increased 5.6%

Net interest income
- Increased $1.2million, or 7.5%

Net interest margin
- Increased 22 bpts to 3.84%

BNC BANCORP

NC & SC Public Banks


NPAs/Assets MRQ
-- NC & SC Publicly Traded Banks $500MM-$4B --
NPAs/Assets (%)
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
1% 1% 2% 2% 3% 3% 3% 3% 3% 3% 4% 4% 5% 5% 5% 5% 5% 6% 6% 6% 7% 7% 8% 8% 8% 8% 8% 8% 9% 9% 9% 9% 10% 11% 11% 20%
Capital Bank Corporation
Southern BancShares (N.C.), Inc.
Southern First Bancshares, Inc.
SCBT Financial Corporation
First Community Corporation
ECB Bancorp, Inc.
New Century Bancorp, Inc.
MidCarolina Financial Corporation
First Bancorp
CNB Corporation
BNC Bancorp
NewBridge Bancorp
High Point Bank Corporation
Yadkin Valley Financial Corporation
Park Sterling Corporation
Uwharrie Capital Corp
First National Bank of Shelby
North State Bancorp
Peoples Bancorp of North Carolina, Inc.
Peoples Bancorporation, Inc.
Community Capital Corporation
Crescent Financial Corporation
Southern Community Financial
Carolina Bank Holdings, Inc.
1st Financial Services Corporation
Tidelands Bancshares, Inc.
Bank of the Carolinas Corporation
First Reliance Bancshares, Inc.
Waccamaw Bankshares, Inc.
Community First Bancorporation
Four Oaks Fincorp, Inc.
HCSB Financial Corporation
First South Bancorp, Inc.
Bank of Granite Corporation
Palmetto Bancshares, Inc.
FNB United Corp.

BNC BANCORP

Loan Portfolio Mix

(in millions)

	Total	%	Non-Covered	Covered
Commercial real estate	$ 714.5	46.7%	$ 605.8	$ 108.7
Commercial construction	$ 226.7	14.8%	172.0	54.7
Commercial and industrial	$ 133.9	8.8%	111.5	22.4
Leases	$ 11.9	0.8%	11.9	-
Residential construction	$ 25.1	1.6%	24.9	0.2
Residential mortgage	$ 403.0	26.4%	309.4	93.6
Consumer and other	$ 13.7	0.9%	9.7	4.0
Total Loans	$ 1,529.0	100.0%	$ 1,245.3	$ 283.7
Less Deferred Loan Fees	$ 0.4			
Total Loans	$ 1,528.6			

BNC BANCORP

Credit Quality Statistics

(dollars in thousands; unaudited)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010
Nonaccrual loans not covered by loss share	$ 31,822	$ 34,047	$ 26,224	$ 10,603	$ 10,080	$ 12,542
Nonaccrual loans covered by loss share	62,259	69,377	64,753	77,150	70,641	-
OREO not covered by loss share	24,289	21,663	23,912	26,050	21,728	20,326
OREO covered by loss share	23,348	15,811	15,825	9,638	7,350	-
90 days past due not covered by loss share	-	124	44	-	-	-
90 days past due covered by loss share	-	-	4,554	23	1,361	-
Total nonperforming assets	$ 141,718	$ 141,022	$ 135,312	$ 123,464	$ 111,160	$ 32,868
Nonperforming assets not covered by loss share	$ 56,111	$ 55,834	$ 50,180	$ 36,653	$ 31,808	$ 32,868
Ratio of nonperforming assets to total assets	6.60%	6.54%	6.29%	5.66%	5.14%	2.02%
Not covered by loss share	3.05%	3.03%	2.75%	1.99%	1.76%	2.02%
Ratio of nonperforming loans to total loans	6.15%	6.77%	6.33%	5.95%	5.59%	1.15%
Not covered by loss share	2.56%	2.78%	2.19%	0.93%	0.90%	1.15%
Ratio of allowance for loan losses to total loans	1.53%	1.59%	1.65%	1.28%	1.30%	1.60%
Not covered by loss share	1.88%	1.98%	2.07%	1.64%	1.69%	1.60%
Net charge-offs of noncovered loans, QTD	$ 3,985	$ 3,988	$ 6,006	$ 5,655	$ 4,357	$ 2,860
Ratio of net charge-offs to average loans (Ann)	1.04%	1.07%	1.62%	1.56%	1.23%	1.07%
Loans restructured/modified not included in above	$ 30,036	$ 25,857	$ 5,107	$ 7,479	$ 5,774	$ 5,322

BNC BANCORP

BUILDING FRANCHISE VALUE

- Credit quality
- Recognition and addressing problems promptly
- Quality core deposit growth
- Consistency and diversity of earnings
- Sufficient float in stock
- Stock valuation at levels to facilitate accretive deals
- More capital – less leverage

Market will reward "Balance" and "Proactive Management"

Deposit Statistics

Total Deposit Growth Trends
(in thousands)

	6/30/2011	3/31/2011	12/31/2010	9/30/2010	6/30/2010
Non-interest bearing demand	$ 128,694	$ 116,286	$ 107,547	$ 105,197	$ 104,328
Interest-bearing demand	835,967	849,392	841,062	786,498	739,542
Time deposits - local	495,455	557,760	520,011	568,386	566,374
Time deposits - wholesale	390,466	347,453	359,450	395,498	423,412
Total	$ 1,850,582	$ 1,870,891	$ 1,828,070	$ 1,855,579	$ 1,833,656
Total, less wholesale time	$ 1,460,116	$ 1,523,438	$ 1,468,620	$ 1,460,081	$ 1,410,244
Core Growth (Quarter/Quarter)	-4.2%	3.7%	0.6%	3.5%	44.2%
Core Growth (Year/Year)	3.5%	55.7%			
Wholesale time as % of total	21.1%	18.6%	19.7%	21.3%	23.1%

BNC BANCORP

BNC Bancorp Timeline

Key Milestones

- Dec. 1991 - Bank of North Carolina opened
- Dec 2001 - Acquisition of Independence Bank
- Feb 2006 - Acquisition of Sterling South
- May 2007 – BNC surpasses $1B in Assets
- April 2010 – Beach First Acquisition
- April 2010- BNC surpasses $2B in Assets
- May 2011 – Expands Mortgage division and opens SBA division

Capital Raises

- '03, '04 & '06 – Total of $23MM Trust Preferred Securities raised at an average cost of Libor + 240
- June 2005 - $8MM Sub Debt raised at a cost of Libor + 180
- Dec 2007 - $5MM Private Placement of common
- Dec 2008 – Received $31MM in CPP
- April 2010 – Private Placement of $35MM. Aquiline Partners lead investors at $27MM

Preparation Meets Opportunity

- **August 2009 –** Met with Investment Bankers to discuss assisted transaction opportunities
- **September 2009 –** Financial Advisors and management presents to BNC Board of Directors modeling on specific potential transactions; Board engages financial advisor
- **October 2009 –** Company engages special legal counsel in Atlanta; face-to-face discussions held with state and federal regulators
- **Oct 09 – Jan 10 –** Company explores offensive capital opportunities
- **November 2009 –** DD&F Consulting engaged to begin assisting Functional Leaders with strategic plans for takeover weekend and post FDIC deal integration
- **Jan 10 to Mar 10 –** BNC management meets with previous winners of FDIC transactions to understand bid preparation and infrastructure build to meet loss share & workout requirements.
- **March 2010 –** Management and "Deal Team" evaluate Beach First assisted transaction and decide to pursue bid opportunity

Final Month

- Team of 12 employees conduct week-long onsite due diligence at Beach First National Bank HQ
- Management evaluates pro forma balance sheet, credit and collection costs, and arrives at final bid
- Transaction completed

BNC BANCORP

BNC BANCORP